SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event         May 15, 2000 (May 5, 2000)
reported)
                                         ---------------------------------------

                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                       98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including
area code                                         (360)493-6000
                                             -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS.

           On May 10, 2000, the Company issued the attached press release.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  EXHIBITS.  The following exhibits are filed herewith:

      99.1   Press Release dated May 10, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  May 15, 2000
                                          ILLUMINET HOLDINGS, INC.


                                          By: /s/ Roger H. Moore
                                             Roger H. Moore, President and
                                             Chief Executive Officer